Report of Independent
Registered Public
Accounting Firm

To the Shareholders
and Board of Directors of
Federated World Investment
Series Funds, Inc.:

In planning and performing
our audit of the financial
 statements of Federated
 International High
Income Fund, Federated
 International Small-Mid
 Company Fund and Federated
 International
Value Fund (the three
portfolios comprising
 Federated World
Investment Series Funds,
Inc.) (the
"Funds") as of and for
 the year ended
 November 30, 2008,
in accordance with the
standards of
the Public Company
 Accounting Oversight
Board (United States),
 we considered the Funds'
internal control over
 financial reporting,
including controls over
 safeguarding securities,
 as a
basis for designing our
auditing procedures for
the purpose of expressing
our opinion on the
financial statements
and to comply with the
requirements of Form
N-SAR, but not for the
purpose
of expressing an opinion
 on the effectiveness of
the Funds' internal
control over financial
reporting.  Accordingly,
 we express no such opinion.

The management of the
Funds is responsible for
 establishing and
maintaining effective internal
control over financial
 reporting.  In fulfilling
 this responsibility,
estimates and judgments
 by
management are required
to assess the expected
 benefits and related
costs of controls. A
company's internal
control over financial
reporting is a process
 designed to provide
reasonable
assurance regarding
 the reliability of
financial reporting
and the preparation
of financial
statements for
external purposes
in accordance with
generally accepted
accounting principles.
 A
company's internal
 control over financial
reporting includes
those policies and
procedures that (1)
pertain to the
maintenance of records
 that, in reasonable
 detail, accurately
and fairly reflect
 the
transactions and
dispositions of the
 assets of the company;
 (2) provide reasonable
assurance that
transactions are
recorded as necessary
 to permit preparation
 of financial statements
 in accordance
with generally accepted
 accounting principles,
 and that receipts and
expenditures of the company
are being made only in
accordance with
authorizations of management
 and directors of the
company; and (3) provide
reasonable assurance
regarding prevention or
 timely detection of
unauthorized acquisition,
 use or disposition of a
 company's assets that
could have a material
effect on the financial
statements.

Because of its inherent
limitations, internal
control over financial
 reporting may not prevent
 or
detect misstatements.
Also, projections of
any evaluation of
effectiveness to future
periods are
subject to the risk
 that controls may
 become inadequate
 because of changes
in conditions, or that
the degree of compliance
 with the polices or
procedures may deteriorate.

A deficiency in internal
 control over financial
reporting exists when
the design or operation
of a
control does not allow
management or employees,
 in the normal course of
 performing their
assigned functions, to
 prevent or detect
misstatements on a
timely basis.
 A material weakness is a
deficiency, or a
combination of deficiencies,
in internal control
over financial reporting,
 such that
there is a reasonable
 possibility that a
material misstatement
 of the Funds' annual
 or interim
financial statements
will not be prevented
 or detected on a timely
 basis.

Our consideration of
the Funds' internal
control over financial
 reporting was for the
limited
purpose described in
the first paragraph
and would not necessarily
 disclose all deficiencies in
internal control that
might be material weaknesses
under standards
established by the Public
Company Accounting Oversight
 Board (United States).
 However, we noted no
 deficiencies in
the Funds' internal control
over financial reporting
 and its operation,
including controls over
safeguarding securities,
that we consider to be
a material weakness as
 defined above as of
November 30, 2008.

This report is intended
 solely for the
information and use of
management and the Board
 of
Directors of the Funds
 and the Securities
and Exchange Commission
 and is not intended to
 be and
should not be used by
anyone other than these
specified parties.

ERNST & YOUNG LLP


Boston, Massachusetts
January 16, 2009